Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 360 Global Wine Corp. (the “Company”) on Form 10-QSB for the quarter ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joel Shapiro, Chief Executive Officer of the Company, and I, Lynn Fetterman, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 21, 2006	By:	/s/ JOEL SHAPIRO
Joel Shapiro Chief Executive Officer

Date: August 21, 2006	By:	/s/ LYNN FETTERMAN
Lynn Fetterman, Chief Operating Officer and
Chief Financial Officer